UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 30, 2004

UNITED REFINING COMPANY

(Exact name of Registrant as specified in its Charter)

Pennsylvania	333-35083	25-1411751
(State or other jurisdiction of incorporation)	(SEC File No.)	(IRS Employer Identification Number)

15 Bradley Street

Warren, Pennsylvania 16365

(Address of principal executive offices)

Registrant’s telephone number, including area code: (814) 726-4674

Item 5. Other Events and Required FD Disclosure

On January 30, 2004, United Refining Company issued a press release (the “Press Release”) announcing that it successfully completed an amendment to its secured credit facility which increases the facility commitment from $50,000,000 to $75,000,000 effective January 27, 2004. The foregoing is qualified by reference to the Press Release which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits

(a)	Financial Statements of Business Acquired: None

(b)	Pro forma financial information: None

(c)	Exhibits:

99.1	Press Release issued on January 30, 2004 by United Refining Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2004	UNITED REFINING COMPANY

/s/ James E. Murphy
James E. Murphy
Principal Financial Officer

Index to Exhibits

Number	Description
99.1	Press Release issued on January 30, 2004 by United Refining Company

2